Exhibit 10.29

CHANGE ORDER FORM

PROJECT NAME: 42-inch Sabine Pass Pipeline Project COMPANY: Cheniere Sabine Pass Pipeline Company CONTRACTOR: Willbros Engineers, Inc. DATE OF AGREEMENT: February 01, 2006	CHANGE ORDER NUMBER: CO-009 DATE OF CHANGE ORDER: August 3, 2007

The Agreement between the Parties listed above is changed as follows: (attach additional documentation if necessary)

Pursuant to Paragraph 9.1 of Schedule A, Owner hereby directs and Contractor agrees to perform all Work necessary to utilize horizontal directional drilling for the crossing of the Chevron plant through State Highway 82 near MP1.1 to avoid existing belowground obstacles at this portion of the Work Site. Without limiting the generality of the foregoing, Contractor shall revise applicable Drawings and re-issue such Drawings for permitting and construction, apply PowerCrete or ARO to the pipe in Houston, Texas, and truck the pipe from New Iberia, Louisiana to Houston, Texas and back to the Work Site.

The cost basis for the increase in Guaranteed Maximum Price to perform the Work set forth in this Change Order is set forth in the attached documents titled “Change Order No. 012 Chevron Plant and Highway 82 HDD Cost Basis—June 17, 2007”. A provisional amount of $18,155 is included in the adjustment to the Guaranteed Maximum Price for all engineering Work related to this Change Order and shall be subject to further adjustment via subsequent Change Order based upon the actual engineering Work Performed.

Adjustment to price under the Agreement:

The original Guaranteed Maximum Price was	$67,670,200
Net change by previously authorized Change Orders (#001-008)	$(951,269)
The Guaranteed Maximum Price prior to this Change Order was	$66,718,931
The Guaranteed Maximum Price will be (increased) (~~decreased~~) (~~unchanged~~) by this Change Order in the amount of	$776,665
The new Guaranteed Maximum Price including this Change Order will be	$67,495,596

Adjustment to dates:

The Preparation and Material Receipt Commencement Date will be (~~increased~~) (~~decreased~~) (unchanged) by zero (0) calendar days and as a result of this Change Order is now: January 01, 2007.

The Construction Commencement Date will be (~~increased~~) (~~decreased~~) (unchanged) by zero (0) calendar days and as a result of this Change Order is now: April 1, 2007.

The Scheduled Mechanical Completion Date will be (~~increased~~) (~~decreased~~) (unchanged) by zero (0) calendar days and as a result of this Change Order is now: September 30, 2007.

Other impacts to liability or obligation of Willbros or Cheniere under the Agreement: None

Upon execution of this Change Order by Cheniere and Willbros, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Cheniere’s Authorized Representative and Willbros’ Authorized Representative.

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CHENIERE SABINE PASS PIPELINE COMPANY	WILLBROS ENGINEERS, INC.

/s/ R. Keith Teague	/s/ Mike Reifil
Name	Name
Cheniere’s Authorized Representative	Willbros’ Authorized Representative
Title	Title
President	Project Manager
Date of Signing 8/7/2007	Date of Signing 9/4/2007

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CHANGE ORDER FORM

PROJECT NAME: 42-inch Sabine Pass Pipeline Project COMPANY: Cheniere Sabine Pass Pipeline Company CONTRACTOR: Willbros Engineers, Inc. DATE OF AGREEMENT: February 01, 2006	CHANGE ORDER NUMBER: CO-010 DATE OF CHANGE ORDER: August 3, 2007

The Agreement between the Parties listed above is changed as follows: (attach additional documentation if necessary)

Pursuant to Paragraph 9.1 of Schedule A, Owner hereby directs and Contractor agrees to perform all Work necessary to road bore the Duck Blind Road crossing at the Work Site so as to ensure the structure of the road is not disturbed, minimize interference in this high traffic area of the Work Site and to account for the existing underground power line. Without limiting the generality of the foregoing, Contractor shall revise applicable Drawings and re-issue such Drawings for permitting and construction, apply PowerCrete or ARO to the pipe in Houston, Texas, and truck the pipe from New Iberia, Louisiana to Houston, Texas and back to the Work Site.

The cost basis for the increase in Guaranteed Maximum Price to perform the Work set forth in this Change Order is set forth in the attached documents titled “Change order No. 014 Duck Blind Road Bore Cost Basis - July 11, 2007”. [A provisional amount of $10,620 is included in the adjustment to the Guaranteed Maximum Price for all engineering Work related to this Change Order and shall be subject to further adjustment via subsequent Change Order based upon the actual engineering Work performed.]

Adjustment to price under the Agreement:

The original Guaranteed Maximum Price was	$67,670,200
Net change by previously authorized Change Orders (#001-009)	$(174,604)
The Guaranteed Maximum Price prior to this Change Order was	$67,495,596
The Guaranteed Maximum Price will be (increased) (~~decreased~~) (~~unchanged~~) by this Change Order in the amount of	$600,000
The new Guaranteed Maximum Price including this Change Order will be	$68,095,596

Adjustment to dates:

The Preparation and Material Receipt Commencement Date will be (~~increased~~)(~~decreased~~)(unchanged) by zero (0) calendar days and as a result of this Change Order is now: January 01, 2007.

The Construction Commencement Date will be (~~increased~~)(~~decreased~~)(unchanged) by zero (0) calendar days and as a result of this Change Order is now: April 1, 2007.

The Scheduled Mechanical Completion Date will be (~~increased~~)(~~decreased~~)(unchanged) by zero (0) calendar days and as a result of this Change Order is now: September 30, 2007.

Other impacts to liability or obligation of Willbros or Cheniere under the Agreement: None

Upon execution of this Change Order by Cheniere and Willbros, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Cheniere’s Authorized Representative and Willbros’ Authorized Representative.

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CHENIERE SABINE PASS PIPELINE COMPANY	WILLBROS ENGINEERS, INC.

/s/ R. Keith Teague	/s/ Mike Reifil
Name	Name
Cheniere’s Authorized Representative	Willbros’ Authorized Representative
Title	Title
President	Project Manager
Date of Signing 8/7/2007	Date of Signing 9/4/07

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CHANGE ORDER FORM

PROJECT NAME: 42-inch Sabine Pass Pipeline Project

COMPANY: Cheniere Sabine Pass Pipeline Company

CONTRACTOR: Willbros Engineers, Inc.

CHANGE ORDER NUMBER: CO-011

DATE OF CHANGE ORDER: August 3, 2007

DATE OF AGREEMENT: February 1, 2006

The Agreement between the Parties listed above is changed as follows: (attach additional documentation if necessary)

This Change Order represents a full settlement of all claims, damages, losses, costs and expenses that Contractor has or may have against Owner for any event, circumstance or any other act or omission occurring at any time up through the date of this Change Order, including but not limited to all claims, damages, losses, costs and expenses arising form or related to Contractor’s change order requests 7193-07-WRPI-L-117-LEC dated May 18, 2007 (DMPA Drainage) and 7193-07-WRPI-L-116-JFM dated May 15, 2007 (Fence Crossings). Further, this Change Order represents a full settlement of all claims, damages, losses, costs and expenses that Contractor has or may have against Owner for any event, circumstance or any other act or omission occurring at any time, whether through or after the date of this Change Order, arising out of or related to Contractor’s selection of or availability to select push construction method verses land lay construction method at all points of the Work represented on the issued for construction Drawings CH-5763D-1101 through 1106.

The Guaranteed Maximum Price is herein increased as a result of Owner’s direction, pursuant to Paragraph 9.1 of Schedule A, and Contractor’s agreement to perform all Work necessary to perform pre-production test of the field applied girth weld coating systems used on the Project.

Contractor is authorized to reimbursement from the Contingency Pool for the following Contingency Costs:

•

Foreign Line Crossing at MP 5.0 (Willbros CO-009;7193-07-WRPI-L-108-JFM) – All costs, including Work stoppage and lifting of the abandoned pipeline to allow the Push #1 pipe string to pass underneath, associated with the foreign line crossing located at 263+41.

•

GIS Development Support (Willbros CO-011) – All costs associated with the implementation of Schedule B, Scope of Work, Section 1.12 which shall include development of Domain Tables; asset to document linkage file as described in

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Cheniere’s New Construction “Life of Pipe” Data Sources; quality control and checking. Development of the new seed file to match the domain tables will be done by a third party.

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Conversion of Proposed Push #2, Push #3 and Push #4 to Land Lay (Willbros CO-013; 7193-07-WRPI-L-126-JFM; 7193-07-WRPI-L-131-JFM) – All costs associated with the conversion of significant portions (station 449+81 east of Harrington Pond to station 833+48 end of the Project, approximately 3.43 miles) of the Project from a “push-pull” construction technique to a more conventional land lay approach including but not limited to:

o	Delays incurred while re-permitting the construction R/W width from 100 feet to 120 feet.
o	Stabilization of the Work platform including pumping, well pointing and matting.
o	Additional personnel and/or equipment required to facilitate a modified approach to the proposed installation of the Work.

•

DMPA Drainage Pumps (7193-07-WRPI-L-117-LEC) – All costs associated with preparation of the DMPA drainage outfall for a major rain event while the drainage is blocked prior to and following installation of the Work across subject drainage ditch to the river so as to avoid installing the crossing which would have been required by the FERC Wetland and Waterbody Plan and Procedures.

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Duncan Oil Line Crossing (7193-07-WRPI-L-103-JFM; 7193-07-WRPI-L-106-JFM; 7193-07-WRPI-L-109-JFM; 7193-07-WRPI-L-113-LEC; 7193-07-WRPI-L-121-JFM and; 7193-07-WRPI-L-122-LEC) – Stand-by and additional costs associated with subject crossing not limited to conditions resulting from or created by the pipeline alignment including longitudinal occupation of the of the gas well gathering pipeline R/W or providing uninterrupted access to the gas well facilities on both sides of the flotation ditch or re-permitting for additional work space.

•

NGPL Pipeline Crossing @ 51+45 and 52+45 respectively (WEI notice dated June 5, 2007; 7193-07-WRPI-L-129-LEC) – All extra costs associated with subject foreign pipeline crossings including extra depth ditch, shoring, ditch dewatering and schedule impact.

Adjustment to price under the Agreement:

The original Guaranteed Maximum Price was	$67,670,200
Net change by previously authorized Change Orders #1 – 10	$425,396
The Guaranteed Maximum Price prior to the Change Order was	$68,095,596
The Guaranteed Maximum Price will be (increased) (~~decreased~~) (~~unchanged~~) by this Change Order in the amount of	$12,000
The new Guaranteed Maximum Price including this Change Order will be	$68,107,596

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Adjustment to dates:

The Preparation and Material Receipt Commencement Date will be (~~increased~~) (~~decreased~~) (unchanged) by zero (0) calendar days and as a result of this Change Order is now:	January 1, 2007
The Construction Commencement Date will be (~~increased~~) (~~decreased~~) (unchanged) by zero (0) calendar days and as a result of this Change Order is now:	April 1, 2007
The Scheduled Mechanical Completion Date will be (increased) (~~decreased~~) (~~unchanged~~) by twenty (20) calendar days and as a result of this Change Order is now:	October 20, 2007

Other impacts to liability or obligation of Willbros or Cheniere under the Agreement:

As of the effective date of this Change Order, Contractor hereby waives and releases Owner from and against any and all claims, damages, losses, costs and expenses that Contractor has or may have against Owner for any event, circumstance or any other act or omission occurring at any time up through the date of this Change Order, including but not limited to all claims, damages, losses, costs and expenses related to Contractor’s change order requests 7193-07-WRPI-L-117-LEC dated May 18, 2007 (DMPA Drainage) and 7193-07-WRPI-L-116-JFM dated May 15, 2007 (Fence Crossings). Further, Contractor hereby waives and releases Owner from and against any and all claims, damages, losses, costs and expenses that Contractor has or may have against Owner for any event, circumstance or any other act or omission occurring at any time, whether through or after the date of this Change Order, arising out of or related to Contractor’s selection of or availability to select push construction method verses land lay construction method.

Upon execution of this Change Order by Cheniere and Willbros, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Cheniere’s Authorized Representative and Willbros’ Authorized Representative.

CHENIERE SABINE PASS PIPELINE COMPANY

Name	/s/ R. Keith Teague
Cheniere’s Authorized Representative

Title	President
Date of Signing 8/7/2007

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WILLBROS ENGINEERS, INC.

Name	/s/ Mike Reifil
Willbros’ Authorized Representative

Title	Project Manager
Date of Signing 9/4/07

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CHANGE ORDER FORM

PROJECT NAME: 42-inch Sabine Pass Pipeline Project

COMPANY: Cheniere Sabine Pass Pipeline Company

CONTRACTOR: Willbros Engineers, Inc.

CHANGE ORDER NUMBER: CO-012

DATE OF CHANGE ORDER: September 4, 2007

DATE OF AGREEMENT: February 1, 2006

The Agreement between the Parties listed above is changed as follows: (attach additional documentation if necessary)

Per Cheniere’s request, this change order involves the relocation of approximately 62 joints of 42” pipe and equipment mats from their current location in the contractor’s designated pipeyard at the LNG terminal to a location on the north side of the pipeyard. At Cheniere’s request, Contractor will coordinate the movement of these materials with Cheniere’s Richard Prudhomme.

Due to the uncertainties associated with this activity, this change will be performed on a time and material basis utilizing the contract rates, the total cost of which will be added to the Guaranteed Maximum Price. A cost estimate for this work is attached. For estimating purposes, a provisional sum is used below.

Adjustment to price under the Agreement:

The original Guaranteed Maximum Price was	$67,670,200
Net change by previously authorized Change Orders #1 - 11	437,396
The Guaranteed Maximum Price prior to the Change Order was	$68,107,596
The Guaranteed Maximum Price will be (increased) (~~decreased~~) (~~unchanged~~) by this Change Order in the amount of (Provisional Sum)	23,250
The new Guaranteed Maximum Price including this Change Order will be	$68,130,846
Adjustment to dates:
The Preparation and Material Receipt Commencement Date will be (~~increased~~) (~~decreased~~) (unchanged) by 0 calendar days and as a result of this Change Order is now:	January 1, 2007
The Construction Commencement Date will be (~~increased~~) (~~decreased~~) (unchanged) by 0 calendar days and as a result of this Change Order is now:	April 1, 2007
The Scheduled Mechanical Completion Date will be (~~increased~~) (~~decreased~~) (unchanged) as a result of this Change Order:	October 20, 2007

Other impacts to liability or obligation of Willbros or Cheniere under the Agreement: None

Upon execution of this Change Order by Cheniere and Willbros, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Cheniere’s Authorized Representative and Willbros’ Authorized Representative.

CHENIERE SABINE PASS PIPELINE COMPANY

Name	/s/ R. Keith Teague
Cheniere’s Authorized Representative
Title	R. Keith Teague
Date of Signing 10/8/2007

WILLBROS ENGINEERS, INC.

Name	/s/ Curtis E. Simkin
Willbros’ Authorized Representative
Curtis E. Simkin
Title	President
Date of Signing 10/22/07

CHANGE ORDER FORM

PROJECT NAME: 42-inch Sabine Pass Pipeline Project

COMPANY: Cheniere Sabine Pass Pipeline Company

CONTRACTOR: Willbros Engineers, Inc.

CHANGE ORDER NUMBER: CO-013

DATE OF CHANGE ORDER: September 25, 2007

DATE OF AGREEMENT: February 1, 2006

The Agreement between the Parties listed above is changed as follows: (attach additional documentation if necessary)

Hurricane Humberto hit the project area the evening of September 11, 2007 and created a stoppage of construction activities between September 12, 2007 and September 18, 2007. Willbros provided a Notification of a Force Majeure Event to Cheniere on September 13, 2007. Due to the heavy rains encountered (approximately 13.5 inches), work was completely shutdown for a 5-day continuous period between September 12 and September 17, 2007. On September 17, 2007, construction crews returned to their respective work locations; however, the crews could not resume productive work at that time due to the wet right-of-way conditions. Two tie-in crews, a fabrication crew, an environmental crew and a supervision/support crew experienced work delays on September 17 and 18, 2007; ranging from 5.5 hours to 16 hours.

In accordance with Paragraph 20.1 of the Agreement, Willbros requests reimbursement of the standby costs for the above crews that were incurred beyond the five day continuous time period along with a resultant increase in the Guaranteed Maximum Price, and a 6-day increase to the Scheduled Mechanical Completion Date.

Please refer to the attached WRPI letter dated September 24, 2007 for backup to the change order including the change order basis, Force Majeure Event notification letter, standby cost summary, daily construction progress reports, and crew time sheets.

Adjustment to price under the Agreement:

The original Guaranteed Maximum Price was	$67,670,200
Net change by previously authorized Change Orders #1 – 12	460,646
The Guaranteed Maximum Price prior to the Change Order was	$68,130,846
The Guaranteed Maximum Price will be (increased) (~~decreased~~) (~~unchanged~~) by this Change Order in the amount of	92,211
The new Guaranteed Maximum Price including this Change Order will be	$68,223,057

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Adjustment to dates:

The Preparation and Material Receipt Commencement Date will be (~~increased~~) (~~decreased~~) (unchanged) by 0 calendar days and as a result of this Change Order is now:	January 1, 2007
The Construction Commencement Date will be (~~increased~~) (~~decreased~~) (unchanged) by 0 calendar days and as a result of this Change Order is now:	April 1, 2007
The Scheduled Mechanical Completion Date will be (increased) by 6 calendar days (~~decreased~~) (~~unchanged~~) and as a result of this Change Order is now:	October 26, 2007

Other impacts to liability or obligation of Willbros or Cheniere under the Agreement: None

Upon execution of this Change Order by Cheniere and Willbros, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Cheniere’s Authorized Representative and Willbros’ Authorized Representative.

CHENIERE SABINE PASS PIPELINE COMPANY

Name	/s/ R. Keith Teague
Cheniere’s Authorized Representative

Title	President
Date of Signing Nov 13, 2007

WILLBROS ENGINEERS, INC.

Name	/s/ Curtis E. Simkin
Willbros’ Authorized Representative

Title	Curtis E. Simkin President
Date of Signing 11/19/07

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